UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2011
___________

COMMUNITY BANKERS TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

4235 Innslake Drive, Suite 200 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 20, 2011, the Board of Directors of Community Bankers Trust Corporation (the “Company”) approved a revised Code of Business Conduct and Ethics (the “Code”).  The Code, as revised, updates and replaces both its previous version from 2005 and a separate code of conduct in place at its wholly owned subsidiary, Essex Bank (the “Bank”), and it applies to all of the employees of the Company and the Bank and the members of the Company’s Board of Directors.

A copy of the Code is being filed as Exhibit 14.1 to this report and is incorporated by reference into this Item 5.05.  A copy of the Code is also available by accessing the “Investor Information” page of the Company’s internet site at www.cbtrustcorp.com.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits.

Exhibit No.                                Description

14.1	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: October 26, 2011	By: /s/ John M. Oakey, III
John M. Oakey, III
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                                Description

14.1	Code of Business Conduct and Ethics